                               AMENDMENT NO. 4 TO

                      MANAGEMENT AGREEMENT (INVESTOR CLASS)

         THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 1st day of July, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies")
and American Century Investment Management, Inc., a Delaware corporation (the
"Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement
(Investor Class) dated August 1, 1997, amended March 1, 1998, June 1, 1998,
September 16, 2000, August 1, 2001 and December 3, 2001 (the "Agreement"); and

         WHEREAS, the Board of Trustees of American Century Investment have determined that it is in the best interests of the Trust to add a new Series titled High-Yield Fund; and

         WHEREAS, the parties desire to amend the Agreement to add the new series.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

         1.       Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2.       After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment
                  No. 4.

         3.       In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4.       Except as expressly supplemented, amended or consented to
                  hereby, all of the representations, warranties, terms,
                  covenants and conditions of the Agreement shall remain
                  unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                    By:    /s/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each

                                    Attest:  /s/Janet A. Nash
                                    Name:    Janet A. Nash
                                    Title:   Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:    /s/David C. Tucker
                                    Name:  David C. Tucker
                                    Title: Senior Vice President

                                    Attest:  /s/Janet A. Nash
                                    Name:    Janet A. Nash
                                    Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                             Date
---------------------------------------                                             ----

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                                   August 1, 1997
         California Insured Tax-Free Fund                                       August 1, 1997
         California Intermediate-Term Tax-Free Fund                             August 1, 1997
         California Limited-Term Tax-Free Fund                                  August 1, 1997
         California Long-Term Tax-Free Fund                                     August 1, 1997
         California Municipal Money Market Fund                                 August 1, 1997
         California Tax-Free Money Market Fund                                  August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                                              August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                                   August 1, 1997
         Government Agency Money Market Fund                                    August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted              August 1, 1997
         Treasury Fund)
         Treasury Fund (formerly Intermediate-Term Treasury Fund)               August 1, 1997
         Government Bond Fund (formerly Long-Term Treasury Fund)                August 1, 1997
         Short-Term Government Fund                                             August 1, 1997

American Century International Bond Funds
         International Bond Fund                                                August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                                August 1, 1997
         Diversified Bond Fund                                                  August 1, 2001
         Premium Money Market Fund                                              August 1, 2001
         High-Yield Fund                                                        July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona                          August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida                          August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Money Market Fund                                    August 1, 1997
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)          August 1, 1997
         Limited-Term Tax-Free Fund                                             August 1, 1997
         High-Yield Municipal Fund                                              March 31, 1998
         Tax-Free Money Market Fund                                             August 1, 1997

Registered Investment Company and Funds                                              Date
---------------------------------------                                              ----

American Century Quantitative Equity Funds
         Equity Growth Fund                                                     August 1, 1997
         Global Gold Fund                                                       August 1, 1997
         Global Natural Resources Fund                                          August 1, 1997
         Income & Growth Fund                                                   August 1, 1997
         Small Cap Quantitative Fund                                            July 1, 1998
         Utilities Fund                                                         August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                                       August 1, 1997
         Target 2010 Fund                                                       August 1, 1997
         Target 2015 Fund                                                       August 1, 1997
         Target 2020 Fund                                                       August 1, 1997
         Target 2025 Fund                                                       August 1, 1997
         Target 2030 Fund                                                       September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                                             September 16, 2000

Dated:  July 1, 2002

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  California Municipal Money Market Fund
                                    California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Bond Fund (formerly Arizona
                                    Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Diversified Bond Fund
                                    Florida Municipal Bond Fund (formerly Florida
                                    Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    Government Bond Fund (formerly Long-Term Treasury Fund)
                                    High-Yield Municipal Fund
                                    High-Yield Fund
                                    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted
                                    Treasury Fund)
                                    International Bond Fund
                                    Limited-Term Tax-Free Fund
                                    Short-Term Government Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
                                    Treasury Fund (formerly Intermediate-Term Treasury Fund)

Investment Category                 Series
-------------------                 ------

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund

Dated:  July 1, 2002

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                            Capital Preservation Fund
                       Government Agency Money Market Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%

                                Schedule 2 Funds:
                      California Tax-Free Money Market Fund
                     California Municipal Money Market Fund
                       Florida Municipal Money Market Fund
                           Tax-Free Money Market Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2700%
                 Next $1 billion                    0.2270%
                 Next $3 billion                    0.1860%
                 Next $5 billion                    0.1690%
                 Next $15 billion                   0.1580%
                 Next $25 billion                   0.1575%
                 Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund
                           VP Prime Money Market Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3700%
                 Next $1 billion                    0.3270%
                 Next $3 billion                    0.2860%
                 Next $5 billion                    0.2690%
                 Next $15 billion                   0.2580%
                 Next $25 billion                   0.2575%
                 Thereafter                         0.2570%

                                Schedule 4 Funds:
                            Premium Money Market Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.2300%
                 Next $1 billion                    0.1870%
                 Next $3 billion                    0.1460%
                 Next $5 billion                    0.1290%
                 Next $15 billion                   0.1180%
                 Next $25 billion                   0.1175%
                 Thereafter                         0.1170%

                  Investment Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
             Government Bond Fund (formerly Long-Term Treasury Fund)
                      California Limited-Term Tax-Free Fund
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund)
 Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
                           Limited-Term Tax-Free Fund
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2800%
                Next $1 billion                    0.2280%
                Next $3 billion                    0.1980%
                Next $5 billion                    0.1780%
                Next $15 billion                   0.1650%
                Next $25 billion                   0.1630%
                Thereafter                         0.1625%

                  Investment Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3100%
                Next $1 billion                    0.2580%
                Next $3 billion                    0.2280%
                Next $5 billion                    0.2080%
                Next $15 billion                   0.1950%
                Next $25 billion                   0.1930%
                Thereafter                         0.1925%

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3600%
                Next $1 billion                    0.3080%
                Next $3 billion                    0.2780%
                Next $5 billion                    0.2580%
                Next $15 billion                   0.2450%
                Next $25 billion                   0.2430%
                Thereafter                         0.2425%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6100%
                Next $1 billion                    0.5580%
                Next $3 billion                    0.5280%
                Next $5 billion                    0.5080%
                Next $15 billion                   0.4950%
                Next $25 billion                   0.4930%
                Thereafter                         0.4925%

                                Schedule 5 Funds:
                            High-Yield Municipal Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.4100%
                Next $1 billion                    0.3580%
                Next $3 billion                    0.3280%
                Next $5 billion                    0.3080%
                Next $15 billion                   0.2950%
                Next $25 billion                   0.2930%
                Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6600%
                Next $1 billion                    0.6080%
                Next $3 billion                    0.5780%
                Next $5 billion                    0.5580%
                Next $15 billion                   0.5450%
                Next $25 billion                   0.5430%
                Thereafter                         0.5425%

                 Investment Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.5200%
                Next $5 billion                    0.4600%
                Next $15 billion                   0.4160%
                Next $25 billion                   0.3690%
                Next $50 billion                   0.3420%
                Next $150 billion                  0.3390%
                Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.7200%
                Next $5 billion                    0.6600%
                Next $15 billion                   0.6160%
                Next $25 billion                   0.5690%
                Next $50 billion                   0.5420%
                Next $150 billion                  0.5390%
                Thereafter                         0.5380%

Dated:  July 1, 2002

                                    Exhibit D

                              Complex Fee Schedule

                Complex Assets                     Fee Rate
                --------------                     --------
                First $2.5 billion                 0.3100%
                Next $7.5 billion                  0.3000%
                Next $15.0 billion                 0.2985%
                Next $25.0 billion                 0.2970%
                Next $50.0 billion                 0.2960%
                Next $100.0 billion                0.2950%
                Next $100.0 billion                0.2940%
                Next $200.0 billion                0.2930%
                Next $250.0 billion                0.2920%
                Next $500.0 billion                0.2910%
                Thereafter                         0.2900%

Dated:  July 1, 2002